SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Global Macro Fund

The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:

The following waivers are currently in effect:

The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.02%, 1.02%, 1.77%, 1.27%, 0.77% and 0.82% for Class A, Class T, Class C, Class R, Institutional Class and Class S, respectively. These agreements may only be terminated with the consent of the fund’s Board.

Please Retain This Supplement for Future Reference

June 7, 2017
SAISTKR-344